FORUM FUNDS

                        BROWN ADVISORY VALUE EQUITY FUND

                         Supplement dated March 6, 2003
   to Prospectus dated February 15, 2003 and to Supplement dated February 21,
                                      2003


The first and second paragraphs of the section entitled "Risk/Return Summary - Principal Investment Strategies" on page 2 of the Prospectus, as amended by the Supplement to the Prospectus dated February 21, 2003, are hereby deleted and replaced with the following paragraphs:

"Under normal circumstances, the Fund invests at least 80% of the value of its net assets and borrowings in equity securities (principally common stock) of domestic companies with medium to large market capitalizations ("80% Policy"). Medium and large market capitalization companies are those with market capitalizations of greater than $1 billion at the time of their purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days prior written notice if it decreases the percentage limitations associated with its 80% Policy.

Although there are no formal sector/industry limitations, the Fund's portfolio is well diversified across many industries. Emphasis is placed on companies that are fundamentally solid, financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder sensitive management. This approach when combined with strong valuation discipline and margin of safety considerations generally builds a portfolio with lower than market valuation, albeit with better fundamentals."